Transamerica Advisors Life Insurance Company of New York Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

July 29, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D

ML of New York IRA Annuity - Registration No. 333-98283

ML of New York Investor Choice – IRA Series – Registration No. 333-119797

Commissioners:

Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended May 31, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

BlackRock Short Term Bond Fund, SEC File No.: 811-10053

Semi-Annual Report Mailings:

AllianceBernstein Small/Mid Cap Value Fund, Inc., SEC File No.: 811-10221

AllianceBernstein Value Fund, Inc., SEC File No.: 811-10221

AllianceBernstein International Value, SEC File No.: 811-10221

Fidelity Advisors Series I: Equity Growth Fund, SEC File No.: 811-03785

Fidelity Advisors Series I: Fidelity Advisor-Mid Cap, SEC File No. 811-03785

Pioneer Emerging Markets Fund, SEC File No.: 811-08448

Pioneer Growth Opportunities Fund, SEC File No.: 811-21460

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin Smith
Darin Smith General Counsel